UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

ATKORE INTERNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue

Harvey, Illinois 60426

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 339-1610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 22, 2012, Atkore International Holdings Inc. (the “Company”), the parent company of Atkore International, Inc. (“Atkore International”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the February 15, 2012 consummation of the acquisition by Atkore International of all of the outstanding equity interests of various entities under common ownership (collectively, “FlexHead”). These entities are FlexHead Industries, Inc.; SprinkFLEX, LLC; PBJ, LLC; DXL, LLC; and PNM, Inc. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of FlexHead and to present certain unaudited pro forma financial information in connection with Atkore International’s acquisition of FlexHead. FlexHead’s financial statements and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheet of FlexHead as of December 31, 2011, the related consolidated statements of operations, changes in equity, and cash flows for the year ended December 31, 2011, the notes to the consolidated financial statements and the Auditor’s Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma balance sheet as of December 30, 2011 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the three months ended December 30, 2011, the unaudited pro forma consolidated statement of operations for the period from December 23, 2010 to September 30, 2011 and the unaudited pro forma combined statement of operations for the period from September 25, 2010 to December 22, 2010, giving effect to the Atkore International’s acquisition of FlexHead, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

99.1	Audited consolidated balance sheet of FlexHead as of December 31, 2011, the related consolidated statements of operations, changes in equity, and cash flows for the year ended December 31, 2011, the notes to the consolidated financial statements and the Independent Auditor’s Report.

99.2	The unaudited pro forma balance sheet as of December 30, 2011 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the three months ended December 30, 2011, the unaudited pro forma consolidated statement of operations for the period from December 23, 2010 to September 30, 2011 and the unaudited pro forma combined statement of operations for the period from September 25, 2010 to December 22, 2010, giving effect to the Atkore International’s acquisition of FlexHead.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2012	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Audited consolidated balance sheet of FlexHead as of December 31, 2011, the related consolidated statements of operations, changes in equity, and cash flows for the year ended December 31, 2011, the notes to the consolidated financial statements and the Independent Auditor’s Report.

99.2	The unaudited pro forma balance sheet as of December 30, 2011 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the three months ended December 30, 2011, the unaudited pro forma consolidated statement of operations for the period from December 23, 2010 to September 30, 2011 and the unaudited pro forma combined statement of operations for the period from September 25, 2010 to December 22, 2010, giving effect to the Atkore International’s acquisition of FlexHead.